UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-576

Northeast Investors Trust

(Exact name of Registrant as specified in charter)

125 High Street, Room 1802 Boston, MA 02110

(Address of principal executive offices) (Zip code)

David Randall 125 High Street, Room 1802 Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 857-263-8100

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

Item 1. Reports to Stockholders.

NORTHEAST

INVESTORS

TRUST

A NO LOAD FUND

Annual Report

For the Year Ending

September 30, 2016

Dear Fellow Shareholders:

During the second half of fiscal 2016, Northeast Investors Trust reported a total return of 23.4%, which compares with an 11.7% return by the Bank of America Merrill Lynch US High Yield Index. While these are strong results, they did not fully offset a weak performance in the first half of the fiscal year.

The second half of the year was aided by a strong rebound in many — but not all — of the securities which had detracted from performance during the first half of the fiscal year. The best performing major category was the oil and gas sector. For example, the bonds of energy producer Clayton Williams — a significant holding for the fund — had fallen from a 2014 level of over 100 down to a low of 40 in March and are now trading back near 100. Other fixed income contributors to performance included the bonds of Nortel and Cenveo. We also recorded gains in some of the post-reorganization equities which the Trust holds.

The portfolio structure did not change materially during the fiscal year, and we remain invested in most of the securities with which we began the year. As value investors in the high yield space, our general thesis has been that the underlying, long-term asset values had not moved significantly, notwithstanding the sometimes dramatic changes in bond prices.

We continue to position the Trust with a reduced portfolio maturity structure, the better to manage the potential for rising interest rates, including the post-election jump in yields to levels on the Treasury 10-year benchmark of 2.15%. Still, while we are generally sanguine about the economic outlook, we note that there is always the potential for an external shock emanating from an unanticipated source — perhaps, for example, from a sovereign or banking crisis in Europe.

We remain significant shareholders in the Trust, and hopefully this alignment of incentives will lead to satisfactory results in the future.

Sincerely,

Bruce H. Monrad

Chairman of the Trustees

Historical Information (unaudited)

Fiscal Year Ended Sept. 30	At End of Fiscal Year			Distribution Per Share During Fiscal Year		Average Monthly Net Asset Value
	Full Shares Outstanding	Net Asset Value Per Share	Total Net Assets	From Net Income	From Capital Gain
2007	165,291,354	$7.68	$1,268,436,554	$0.56	$0.0000	$7.85
2008	118,452,760	5.94	703,572,671	0.56	0.0000	6.95
2009	154,496,180	5.74	885,806,723	0.44	0.0000	4.57
2010	120,110,979	6.03	723,592,180	0.44	0.0000	5.93
2011	84,950,722	5.52	468,925,715	0.44	0.0000	6.15
2012	99,735,587	6.03	601,338,130	0.41	0.0000	5.86
2013	135,886,143	6.44	875,171,812	0.365	0.0000	6.31
2014	83,921,225	6.48	543,360,576	0.47	0.0000	6.57
2015	69,240,411	4.86	335,875,302	0.43	0.0000	5.63
2016	70,765,064	4.58	323,791,971	0.32	0.0000	4.34

Average Annual Total Return (unaudited)

One year ended September 30, 2016	1.30%
Five years ended September 30, 2016	3.26%
Ten years ended September 30, 2016	2.41%

SEC Yield (unaudited)

Yield calculated as of September 30, 2016:    6.24%

About Your Fund’s Expenses (unaudited)

	Annualized Expense Ratio	Beginning Account Value 3/31/2016	Ending Account Value 9/30/2016	Expenses Paid During Period 3/31/2016 - 9/30/2016
Actual Return 23.45%	1.51%	$1,000.00	$1,234.47	$8.67
Hypothetical (5% return before expenses)	1.51%	$1,000.00	$1,017.45	$7.62

*	Expenses are equal to the Trust’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), and divided by the days in the year (366) to reflect the half-year period.

As a shareholder of the Trust, you incur ongoing costs, which include costs for portfolio management, administrative services and other fund expenses. The above example is intended to help you understand the ongoing costs (in dollars) of investing in the Trust and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period.

Actual Expenses:

The first line of the table above provides information about actual account values and actual expenses based on the Trust’s actual returns. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Fixed Income Portfolio Composition (unaudited)

Distribution by Maturity

(% of portfolio)

Under 1 Year	25%
1-5 Years	58%
6-10 Years	15%
11-15 Years	0%
Over 15 Years	2%
Total	100%

Quarterly Portfolio Holdings

Each fiscal quarter-end the Trust is required to file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”). The schedules of portfolio holdings for the second and fourth quarters are incorporated in and filed as part of the semi-annual and annual reports to shareholders. The schedules of portfolio holdings for the first and third quarters are filed with the SEC on Form N-Q. The Trust makes the information on Form N-Q available on its website at www.northeastinvestors.com or upon request.

Shareholders may also access and review information and reports of the Trust, including Form N-Q, at the SEC’s Public Reference Room in Washington, D.C. You can call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Trust are available on the SEC’s website at http://www.sec.gov and copies may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-0102. The Trust’s reference number as a registrant under the Investment Company Act of 1940 is 811-576.

Performance Graph — Ten Years (unaudited)

The following graph compares the cumulative total shareholder return on Northeast Investors Trust shares over the ten preceding fiscal years to the cumulative total share return on the Bank of America Merrill Lynch US High Yield Index, (US High Yield Index) assuming an investment of $10,000 in both at their closing prices on September 30, 2006 and reinvestment of dividends and capital gains.

The US High Yield Index is an unmanaged market value-weighted index comprised of approximately 2,200 domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. It is shown for comparative purposes only and reflects no deductions for fees, expenses or taxes.

Keep in mind that past performance does not guarantee future returns, and an investment in the Trust is not guaranteed.

Year	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
NEIT	$10,000	$10,854	$9,114	$9,720	$10,997	$10,821	$12,680	$14,349	$15,506	$12,541	$12,704
US High Yield Index	$10,000	$10,775	$9,517	$11,645	$13,801	$13,983	$16,631	$17,811	$19,098	$18,417	$20,779

Summary of Net Assets

September 30, 2016 (unaudited)

	Value	% of Net Assets
Corporate Bonds, Notes & Preferred Securities
Automobile & Truck	$1,200,875	0.37%
Chemicals	17,130,000	5.29%
Coal	2,355,000	0.73%
Construction & Farming	10,205,000	3.15%
Electrical Components & Equipment	3,910,000	1.21%
Electrical Utility	4,674,225	1.44%
Energy / Natural Resources	42,941,213	13.26%
Financial Services Misc.	7,105,000	2.19%
Food Processing	10,796,940	3.33%
Gaming	14,471,875	4.47%
Homebuilders	1,054,440	0.33%
Metals & Mining	14,043,500	4.34%
Office Electronics	20,572,895	6.35%
Oil & Gas Drilling	5,849,375	1.81%
Packaging & Container	614,456	0.19%
Paper / Forest Products	19,996,875	6.18%
Retail Stores	9,849,800	3.04%
Systems Software	12,746,250	3.94%
Telecom Equipment	22,657,500	7.00%
Transportation	13,600,000	4.20%

Total Corporate Bonds, Notes & Preferred Securities	$235,775,219	72.82%
Common & Preferred Stocks
Banks / Money Centers	$19,691,604	6.08%
Diversified Chemicals	9,205,832	2.84%
Energy / Natural Resources	151,559	0.05%
Food Processing	5,240,320	1.62%
Metals & Mining	4,764,510	1.47%
Manufacturing	14,031,419	4.33%
Retail Food Chain	2,959,920	0.91%
Transportation	79,517	0.03%

Total Common Preferred Stocks	$56,124,681	17.33%
Total Asset Backed Securities	3,519,817	1.09%
Total Convertible Bonds	7,412,160	2.29%
Total Foreign Bonds	3,662,170	1.13%
Total Repurchase Agreement	13,248,177	4.09%

Total Investments	319,742,224	98.75%
Receivables	4,747,162	1.47%

Total Assets	324,489,386	100.22%
Liabilities	(697,415)	-0.22%

Total Net Assets	$323,791,971	100.00%

Schedule of Investments (a)

September 30, 2016

Asset Backed Securities — 1.09% Name of Issuer	Principal	Value (Note B)

Airline Lease — 1.09%
Aircraft Fin Trust, 1.00428%, 5/15/24	$18,404,272	$3,519,817

Total Asset Backed Securities — (cost—$8,005,858)		$3,519,817

Convertible Bonds — 2.29% Name of Issuer	Principal	Value (Note B)
Energy/Natural Resources — 2.29%
Comstock Resources, Inc. PIK, 7.75%, 4/01/19	$10,000,000	$7,412,160

Total Convertible Bonds — (cost—$10,018,957)		$7,412,160

Corporate Bonds, Notes & Preferred Securities — 72.82% Name of Issuer	Principal	Value (Note B)
Automobile & Truck — 0.37%
Delphi Corp., 6.55%, 6/15/06 (b) (c)	$36,950,000	$1,200,875

Chemicals — 5.29%
Cornerstone Chemical Co., 9.375%, 3/15/18 (d)	12,750,000	12,686,250
Perstorp Holding AB, 11%, 8/15/17 (d)	4,500,000	4,443,750

		17,130,000

Coal — 0.73%
Westmoreland Coal Co., 8.75%, 01/01/22 (d)	3,000,000	2,355,000

Construction & Farming — 3.15%
Southern States Co-op, Inc., 10%, 8/15/21 (d)	13,000,000	10,205,000

Electrical Components & Equipment — 1.21%
Advanced Lighting Technologies, 10.5%, 6/01/19 (d)	17,000,000	3,910,000

Electrical Utility — 1.44%
Homer City Funding LLC, 8.137%, 10/01/19	12,633,042	4,674,225

Energy/Natural Resources — 13.26%
American Eagle Energy Co., 11%, 9/01/19 (b) (d)	15,500,000	2,015,000
Clayton Williams Energy, 7.75%, 4/01/19	28,000,000	27,370,000
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17 (b)	5,000,000	475,000
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19 (b)	5,000,000	475,000
Energy XXI Gulf Coast, Inc., 11%, 3/15/20 (b) (d)	19,821,000	7,928,400
Energy XXI Gulf Coast, Inc., 7.5%, 12/15/21 (b)	3,000,000	285,000
Forest Oil Corporation, 7.25%, 6/15/19 (b)	29,500,000	497,813
RAAM Global Energy Co., 12.5%, 10/01/15 (b) (c)	23,000,000	230,000
Stone Energy Corp., 7.5%, 11/15/22	2,000,000	1,145,000
W & T Offshore, Inc., 8.5%, 6/15/19	7,000,000	2,520,000

		42,941,213

Corporate Bonds, Notes & Preferred Securities—(continued) Name of Issuer	Principal	Value (Note B)

Financial Services Misc. — 2.19%
Rialto Holdings LLC, 7%, 12/01/18 (d)	$7,000,000	$7,105,000

Food Processing — 3.33%
Simmons Food, Inc., 7.875%, 10/01/21 (d)	10,824,000	10,796,940

Gaming — 4.47%
Greektown Superholdings, 8.875%, 3/15/19 (d)	8,750,000	9,253,125
Isle of Capri Casinos, 5.875%, 3/15/21	5,000,000	5,218,750

		14,471,875

Homebuilders — 0.33%
Tousa, Inc., 9%, 7/01/10 (b) (c)	14,111,000	564,440
Tousa, Inc., 8.25%, 4/1/11 (b) (c)	12,250,000	490,000

		1,054,440

Metals & Mining — 4.34%
American Gilsonite Co., 11.5%, 9/01/17 (d)	15,980,000	11,186,000
International Wire Group, 10.75%, 8/01/21 (d)	3,000,000	2,857,500

		14,043,500

Office Electronics — 6.35%
Pitney Bowes International Holdings PFD, 6.125%, 10/30/16 (d)	20,065	20,572,895

Oil & Gas Drilling — 1.81%
Key Energy Services, Inc., 6.75%, 3/01/21	250,000	67,500
Parker Drilling Co., 7.5%, 8/01/20	7,250,000	5,781,875

		5,849,375

Packaging & Container — 0.19%
Constar, Inc., PIK,11%, 12/31/17 (b) (e)	8,220,145	614,456
Constar, Inc. PFD (b) (e)	9,432	0

		614,456

Paper/Forest Products — 6.18%
Cenveo Corp., 6%, 8/01/19 (d)	2,250,000	1,996,875
Cenveo Corp., 8.5%, 9/15/22 (d)	25,000,000	18,000,000

		19,996,875

Retail Stores — 3.04%
Claire’s Stores, Inc., 9%, 3/15/19 (d)	12,000,000	6,540,000
Claire’s Stores, Inc., 6.125%, 3/15/20 (d)	6,365,000	3,309,800

		9,849,800

Systems Software — 3.94%
Interface Sec. Systems Holdings, 9.25%, 1/15/18	8,500,000	8,606,250
Interface Master Holding PIK, 12.5%, 8/01/18 (d)	4,500,000	4,140,000

		12,746,250

Corporate Bonds, Notes & Preferred Securities—(continued) Name of Issuer	Principal	Value (Note B)

Telecom Equipment — 7.00%
Nortel Networks LTD, 10.75%, 7/15/16 (b) (c)	$23,850,000	$22,657,500

Transportation — 4.20%
Jack Cooper Holdings Corp., 9.25%, 6/01/20	20,000,000	13,600,000

Total Corporate Bonds, Notes, & Preferred Securities —(cost—$411,463,695)		$235,775,219

Foreign Bonds — 1.13% Name of issuer	Principal	Value (Note B)
Republic of Argentina GDP Linked Security, FRN, 12/15/35 (b)	$34,386,574	$3,662,170

Total Foreign Bonds — (cost—$1,423,421)		$3,662,170

Common & Preferred Stocks — 17.33% Name of issuer	Number of Shares	Value (Note B)
Banks/Money Centers — 6.08%
Citigroup, Inc.	416,930	$19,691,604

Diversified Chemicals — 2.84%
NL Industries (b)	510,200	2,005,086
Reichhold Cayman L.P. (b) (e)	15,438	7,200,746

		9,205,832

Energy/Natural Resources — 0.05%
Swift Energy Co. (b)	4,889	151,559

Food Processing — 1.62%
Viskase Cos., Inc. (b)	2,096,128	5,240,320

Metals & Mining — 1.47%
Horsehead Holding LLC (b) (e) (f)	14,659	4,764,175
Ormet Corp. (b)	372,638	335

		4,764,510

Manufacturing — 4.33%
Amtrol, Inc. (b) (e) (f)	7,131	8,275,476
Amtrol, Inc. PFD (b) (e) (f)	1,068	5,755,943

		14,031,419

Packaging & Container — 0.00%
Constar, Inc. (b) (e)	93,512	0

Retail Food Chain — 0.91%
Romacorp, Inc. (b) (e) (f)	82,220	2,959,920

Transportation — 0.03%
Groupe Eurotunnel SA	5,424	58,688
Groupe Eurotunnel SA	1,925	20,829

		79,517

Total Common & Preferred Stocks — (cost—$63,991,529)		$56,124,681

Repurchase Agreement — 4.09% Name of Issuer	Value (Note B)

State Street Bank & Trust Co. 0.01% dated 9/30/2016, to be repurchased at $13,248,188 on 10/03/2016 (g)
Total Repurchase Agreement — (cost—$13,248,177)	$13,248,177

Total Investments — 98.75% (cost—$508,151,637)	319,742,224

Net Other Assets and Liabilities — 1.25%	4,049,747

Net Assets — 100%	$323,791,971

(a)	Portions of the portfolio may be pledged to collateralize short term borrowings.
(b)	Non-income producing security.
(c)	Security is in principal default. As of the date of this report, the bond holders are in discussion with the issuer to negotiate repayment terms of principal.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $139,301,535 which represents 43.02% of total net assets. All of these securities are deemed liquid.
(e)	Security is valued at fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. The aggregate market value of good faith securities as of September 30, 2016 was $29,570,716 which represents 9.13% of total net assets.
(f)	The security is restricted. The Trust may acquire unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale and may be illiquid. The aggregate market value of restricted securities as of September 30, 2016 was $21,755,514 which represents 6.72% of total net assets. Additional information on each holding is as follows:

Security	Acquisition Date	Acquisition Cost
Amtrol, Inc.	6/22/07—12/2/14	$6,951,542
Amtrol, Inc. PFD	12/14/12	$1,068,000
Horsehead Holding LLC	7/19/12—9/30/16	$8,474,521
Romacorp, Inc.	11/15/06	$4,118,756

(g)	Collateralized by $12,754,754 of US Treasury Notes 3.375% due 11/15/2019; $760,725 of US Treasury Notes 3.50% due 05/15/2020

PIK	Payment in Kind

FRN	Floating Rate Note

PFD	Preferred Security

The accompanying notes are an integral part of the financial statements.

Statement of Assets

and Liabilities

September 30, 2016

Assets
Investments—at market value (cost $494,903,460)	$306,494,047
Repurchase Agreement—at market value (cost $13,248,177)	13,248,177
Receivable for interest	4,746,862
Receivable for shares sold	300

Total Assets	324,489,386

Liabilities
Payable for trustee fees	405,257
Accrued expenses	227,228
Payable for shares repurchased	64,930

Total Liabilities	697,415

Net Assets	$323,791,971

Net Assets Consist of:
Capital, at a $1.00 par value	$70,765,064
Paid in surplus	802,087,414
Undistributed net investment income	1,586,855
Accumulated net realized loss on investments	(362,237,949)
Net unrealized depreciation of investments	(188,409,413)

Net Assets	$323,791,971

Net Asset Value, offering price and redemption price per share ($323,791,971/70,765,064 shares)	$4.58

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Year Ended September 30, 2016

Investment Income
Interest	$25,856,435
Dividends	1,359,760
Other Income	197,075

Total Income	27,413,270

Expenses
Administrative expenses and salaries	$1,478,531
Trustee fees	1,432,043
Interest expense	738,005
Legal fees	269,510
Computer and related expenses	209,600
Commitment fees	131,629
Auditing fees	109,180
Printing, postage and stationery fees	98,750
Custodian fees	62,050
Insurance	59,900
Registration and filing fees	44,900
Telephone	16,640
Other expenses	78,200

Total Expenses	4,728,938

Net Investment Income	22,684,332

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from investment transactions	4,127,588
Change in unrealized appreciation (depreciation) of investments	(23,733,493)

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,078,427

The accompanying notes are an intergral part of the financial statements.

Statements of Changes

in Net Assets

	Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets
From Operations:
Net investment income	$22,684,332	$30,281,911
Net realized gain (loss) from investment transactions	4,127,588	(27,411,190)
Change in unrealized appreciation (depreciation) of investments	(23,733,493)	(98,471,888)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,078,427	(95,601,167)

Distributions to Shareholders from Net Investment Income	(21,364,808)	(35,201,721)
From Net Trust Share Transactions (See Note D)	6,203,050	(76,682,386)

Total Increase (Decrease) in Net Assets	(12,083,331)	(207,485,274)

Net Assets:
Beginning of Period	335,875,302	543,360,576

End of Period	$323,791,971	$335,875,302

Undistributed Net Investment Income/Distribution in excess of Net Investment Income	$1,586,855	$(243,762)

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows

Year Ended September 30, 2016

Increase (Decrease) in cash:

Cash Flows from Operating Activities:
Net Increase (Decrease) in net assets resulting from operations	$3,078,427

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of investments	$(110,366,517)
Net amortization of premium (discount)	(387,215)
Proceeds from sales and maturities of investments	178,722,592
Change in net unrealized (appreciation) depreciation on investments	23,733,493
Net realized (gain) loss from investments	(4,127,588)
Changes in operating assets and liabilities
(Increase) decrease in interest receivable	2,398,953
Increase (decrease) in accrued expenses and payables	(131,644)
Increase (decrease) in payables for trustees fees	(15,188)

Cash provided (used) by operating activities	$92,905,313

Cash Flows from Financing Activities
Proceeds from Trust shares sold	$163,386,197
Payments for Trust shares redeemed	(172,050,964)
Line of credit borrowings	149,339,400
Line of credit repayments	(227,131,800)
Distributions paid	(6,448,228)

Cash provided (used) by financing activities	$(92,905,395)

Increase (decrease) in cash	(82)
Cash at beginning of period	82

Cash at end of period	$—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$815,172

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	Year Ended September 30,
Per Share Data	2016	2015	2014	2013	2012
Net Asset Value:
Beginning of Period	$4.86	$6.48	$6.44	$6.03	$5.52

Income From Investment Operations:
Net investment income^	0.33	0.37	0.46	0.40	0.40
Net realized and unrealized gain (loss) on investment	–0.29	–1.56	0.05	0.38	0.52

Total from investment operations	0.04	–1.19	0.51	0.78	0.92

Less Distributions:
Net investment income	–0.32	–0.43	–0.47	–0.37	–0.41

Net Asset Value:
End of Period	$4.58	$4.86	$6.48	$6.44	$6.03

Total Return#	1.30%	–19.12%	8.06%	13.17%	17.17%
Ratios & Supplemental Data
Net assets end of period (in thousands)	$323,792	$335,875	$543,361	$875,172	$601,338
Ratio of operating expenses to average net assets*	1.60%	1.27%	0.98%	0.96%	1.05%
Ratio of interest expense to average net assets	0.29%	0.18%	0.10%	0.03%	0.05%
Ratio of net investment income to average net assets	7.66%	6.50%	6.94%	6.26%	6.83%
Portfolio turnover rate	3.52%	7.72%	29.34%	20.88%	25.36%

*	Includes Interest Expense when applicable

^	Calculated using the Average Share Method

#	Total return reflects the rate that an investor would have earned on an investment in the Trust during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

Note A–Organization

Northeast Investors Trust (the “Trust”), a diversified open-end management investment company (a Massachusetts Trust), is registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

Note B–Significant Accounting Policies

Valuation of Investments:  The value of equity securities or equity-like securities such as warrants for which market quotations are readily available, shall be determined on the basis of the last quoted sale prices taken from the primary market or exchange on which they are traded. A bid price may be used if it more closely reflects the fair value of the security as of the close of regular trading on the New York Stock Exchange. Fixed income securities, including securities convertible into equity, shall be valued on the basis of evaluated prices furnished by independent pricing services or from quotations received from dealers who make markets in such securities. The evaluations provided by the pricing services are based on expert analysis of market data and other factors such as last sale, dealer bids, yields, quality, coupon rate, maturity, type of issue, trading characteristics and other relevant bond market data.

Securities for which market quotations are not readily available (including restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Methodologies and factors used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, the analysis of the company’s financial statements, quotations or evaluated prices from broker-dealers, information obtained from the issuer or analysts and the nature of the existing market for securities with characteristics similar to such obligations. Valuations may be derived following a review of pertinent data (EBITDA, Revenue, etc.) from company financial statements, relevant market valuation multiples for comparable companies in comparable industries, recent transactions, and management assumptions. The Trust may use fair value pricing for foreign securities if a material event occurs that may effect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Trust prices its portfolio, generally at 4:00 p.m. ET. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations as reliable market quotations for such issues may not be readily available. When fair valuation is used, the value of an investment used to determine the Trust’s net asset value may differ from published or quoted prices for the same investment. The valuations for these good faith securities are monitored and reviewed in accordance with the methodologies and factors described above by the Trust’s Pricing Committee on an ongoing basis as information becomes available, but are evaluated at least quarterly. The good faith security valuations and fair value methodologies are reviewed and approved by the Trust’s Board of Trustees on a quarterly basis. There can be no assurance that the Trust could obtain the fair value assigned to an investment if it were to sell the investment at the same time which the Trust determines its net asset value per share. The market value of securities fair valued on September 30, 2016 was $29,570,716, which represents 9.13% of net assets.

Federal Income Taxes:  It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions, if any, are declared and paid quarterly for the Trust. Capital gains distributions, if any, are declared and paid annually.

Notes to Financial Statements

(continued)

The Trust has reviewed the tax positions for the open tax years as of September 30, 2016 and has determined that no provision for income tax is required in the Trust’s financial statements. The Trust’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Trust recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Trust’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid in capital, depending on the type of book/ tax differences that may exist.

State Income Taxes:  Because the Trust has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.

Net Asset Value:  In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.

Distributions and Income:  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in surplus. The Trust’s distributions and dividend income are recorded on the ex-dividend date. Interest income, which includes accretion of market discount and amortization of premium, is accrued as earned. Certain securities held by the Trust pay interest in the form of cash or additional securities (known as Payment-in-kind or PIK); interest on such securities is recorded on the accrual basis.

Security Transactions:  Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates and Basis of Accounting:  The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Credit Risk:  Investments in high-yield securities involve greater degrees of credit and market risks than investments in higher-rated securities. Bonds which are rated as less than investment grade tend to be more susceptible to real or perceived adverse economic conditions.

Note C–Trustees’ Compensation

Trustees’ compensation has been computed at the rate of 1/8 of 1% of the net assets (before deduction of accrued Trustees’ compensation) at the close of each quarter, from which the Trustees have paid certain expenses specified in the Declaration of Trust. For the year ended September 30, 2016 the current Independent Trustees were aggregately paid $120,000 from the Trustee fees.

Notes to Financial Statements

(continued)

The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on September 30, 2016 was 5,563,612 shares (7.86%).

Administrative Expenses & Salaries:  Northeast Investors Trust incurs salary and administrative expenses, which includes such expenses for personnel performing transfer agent, dividend disbursement related functions and other administrative functions of the Trust.

Note D–Shares of Beneficial Interest

At September 30, 2016, there were unlimited shares of beneficial interest authorized with a par value of $1. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
Shares sold	37,816,572	$163,341,212	52,194,417	$309,016,611
Shares issued to shareholders in reinvestment of distributions from net investment income	3,438,436	14,916,580	4,075,942	23,124,861

	41,255,008	178,257,792	56,270,359	332,141,472

Shares repurchased	(39,730,356)	(172,054,742)	(70,951,173)	(408,823,858)

Net Increase (Decrease)	1,524,652	$6,203,050	(14,680,814)	$(76,682,386)

Note E–Purchases and Sales of Investments

The cost of purchases and the proceeds from sales and maturities of securities, other than short-term and government securities, aggregated $11,848,884 and $92,175,837 respectively, for the year ended September 30, 2016.

Note F–Line of Credit

The Trust’s line of credit, which does not require maintenance of compensating balances, is generally on a demand basis and is at a rate equal to the applicable margin (1.25%) plus the higher of (a) the Federal Funds Rate or (b) the one-month LIBOR Rate during the period in which such loan is outstanding. At September 30, 2016 the Trust has an unused line of credit amounting to $100,000,000. The Trust pays a Commitment Fee of 0.20% in the event that the Committed Loan Balance is equal to or greater than 60% of the Commitment Amount on such date and 0.25% in all other events. The line of credit may be terminated at the bank’s option at its annual renewal date, on January 13, 2017.

The following information relates to aggregate short-term borrowings during the year ended September 30, 2016:

Average amount outstanding (total of daily outstanding principal balances divided by the number of days with debt outstanding during the period)	$46,204,683
Weighted average interest rate	1.59%

Note G–Repurchase Agreement

On a daily basis, the Trust invests cash balances into repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Trust’s custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of

Notes to Financial Statements

(continued)

default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings.

Note H–Additional Tax Information

The amount of distributions paid during the years ended September 30, 2016 and 2015 were $21,364,808 and $35,201,721, respectively, and were classified as ordinary income.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Mod Act”) was enacted to update some of the federal income and excise tax rules related to regulated investment companies. The RIC Mod Act allows new capital losses to be carried forward indefinitely rather than for a maximum of eight years. The capital losses also now retain the character of the original loss rather than be carried forward as all short-term as under previous law. The provisions of the RIC Mod Act are effective for taxable years beginning after December 22, 2010. Losses incurred during these years (Post-RIC Mod Act) will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result the Pre-RIC Mod Act capital loss carryforwards may expire unused. The Trust’s expired unused 2016 Pre-RIC Mod Act capital loss carryforward of $35,052,024 is reflected in paid in surplus. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in future periods.

As of September 30, 2016 the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed Net Investment Income	$3,236,207
Capital Loss Carryforward Pre-RIC Mod Act:
2017	(100,070,501)
2018	(15,862,511)
2019	(159,796,299)

Total Capital Loss Carryforward Pre-RIC Mod Act:	(275,729,311)
Capital Loss Carryforward Post-RIC Mod Act:	(86,746,995)
Timing Differences	(1,649,352)
Unrealized gains (losses)—net	(188,171,056)
Total distributable earnings (losses)—net	$(549,060,507)

At September 30, 2016 the Trust’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$507,913,280
Gross unrealized gain	26,642,178
Gross unrealized loss	(214,813,234)

Net unrealized security gain (loss)	$(188,171,056)

The difference between book and tax basis cost of investments and net unrealized gains (losses) is primarily attributable to accretion and amortization differences.

Note I–Fair Value Measurements

Accounting Standards Codification ASC 820, “Fair Value Measurements and Disclosures” (ASC 820) defines fair value as the price that would be received to sell an investment in an orderly

Notes to Financial Statements

(continued)

transaction between two market participants at the measurement date. ASC 820 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of certain inputs to the fair value measurement requires judgments and considers factors that may be specific to each security. The various inputs that may be used to determine the value of the Trust’s investments are summarized in the following fair value hierarchy:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs based on data obtained from various pricing sources (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — Significant unobservable inputs including the Trust’s own assumptions used to determine the fair value of investments. Factors considered in making such determinations may include, but are not limited to, information obtained directly from the company or analysts and the analysis of the company’s financial statements or other documents.

The following table summarized the Trust’s investment as of September 30, 2016, based on the inputs used to value them.

	Level 1	Level 2	Level 3	Total as of 9/30/2016
Corporate Bonds, Notes and Preferred Securities	$—	$235,160,763	$614,456	$235,775,219
Common and Preferred Stock	$21,848,584	$5,319,837	$28,956,260	$56,124,681
Convertible Bonds	$—	$7,412,160	$—	$7,412,160
Foreign Bonds	$—	$3,662,170	$—	$3,662,170
Asset Backed Security	$—	$3,519,817	$—	$3,519,817
Repurchase Agreement	$—	$13,248,177	$—	$13,248,177

	$21,848,584	$268,322,924	$29,570,716	$319,742,224

Transfers between hierarchy levels may occur due to market fluctuation, changes in valuation techniques and/or changes in the availability of market data used in the determination of an investment’s valuation. The Trust recognizes transfers between the levels at the end of each period. As of September 30, 2016, there was one transfer from Level 2 to Level 3 of $2,744,354 due to a recent conversion of securities. There were no other transfers during the time frame.

At September 30, 2016, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

	Corporate Bonds, Notes & Preferred Securities	Common & PFD Stock	Totals as of 9/30/2016
Beginning Balance @ 9/30/15	$1,255,792	$14,056,704	$15,312,496

Purchases	$—	$2,019,821	$2,019,821
Sales	$(636,127)	$—	$(636,127)
Realized Gain(Loss)	$636,127	$—	$636,127
Net Change in Unrealized Appreciation/(Depreciation)	$(641,336)	$10,135,381	$9,494,045
Transfers into Level 3	$—	$2,744,354	$2,744,354
Transfers out of Level 3	$—	$—	$—

Ending Balance @ 09/30/16	$614,456	$28,956,260	$29,570,716

Notes to Financial Statements

(continued)

Change in Unrealized Gain / (Loss) for Positions Still Held at September 30, 2016
Corporate Bonds, Notes and
Preferred Securities	$(641,336)
Common & Preferred Stock	6,588,105

Totals	$5,946,769

The Financial Accounting Standard Board (“FASB”) issued guidance that a reporting entity should disclose quantitative information about the unobservable inputs used in the fair value determinations that are categorized in the Level 3 hierarchy. The guidance also required additional disclosure regarding the valuation process used and the sensitivity of the fair value measurements to changes in unobservable inputs and the interrelationships between those unobservable inputs within Level 3. The following table presents a summary of valuation techniques, inputs and quantitative information used in determining the fair value of the Trust’s Level 3 securities as of September 30, 2016:

Investment Type	Fair Value	Valuation Technique	Significant Unobservable Inputs	Range	Increase to Valuation from an Increase in Input (1)
Fixed Income
Packaging & Container	$614,456	Market Approach(2)	Recovery Rate	not applicable	Increase
Equity
Manufacturing	$14,031,419	Market Comparable(3)	EBITDA Multiple;	6.6x - 19.8x	Increase

			Private Company Discount	35%	Decrease

Retail Food Chains	$2,959,920	Market Comparable(3)	Revenue Multiple	.32x - 2.98x	Increase

			Private Company Discount	35%	Decrease

Diversified Chemicals	$7,200,746	Market Comparable(3)	EBITDA Multiple;	4.3x - 15.1x	Increase

			Private Company Discount	40%	Decrease

Metals & Mining	$4,764,175	Recent Transaction(4)	not applicable	not applicable	N/A

	$29,570,716

(1)

This column represents the direction change in the fair value of the Level 3 securities that would result from an increase to the corresponding unobservable input. A decrease to the unobservable inputs would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determinations.

(2)	A market approach using the value of the underlying assets of the company.

(3)	Earnings multiples are based on comparable public companies and transactions of comparable companies.

(4)	Certain securities are valued based on recent transactions or restructurings (generally within six months of valuation date). The unobservable inputs used were not determined by management.

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders

Northeast Investors Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Northeast Investors Trust (the Trust) as of September 30, 2016, and the related statements of operations, changes in net assets, cash flows and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of the Trust for the year ended September 30, 2015, and the financial highlights for the years ended September 30, 2015, September 30, 2014, September 30, 2013, and September 30, 2012 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated November 24, 2015.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian, counterparties, or by other appropriate audit procedures, where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Northeast Investors Trust as of September 30, 2016, and the results of its operations, changes in net assets, cash flows, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ RSM US LLP

Boston, Massachusetts

November 22, 2016

Trustees & Officers

The Trustees of Northeast Investors Trust are Ernest E. Monrad, Bruce H. Monrad, Peter J. Blampied, George P. Beal, and Charles R. Daugherty. Under Massachusetts Law, the Trustees are generally responsible for overseeing the operation and management of the Trust. The table below provides certain information about the Trust’s Trustees and Officers. The mailing address for the Trustees and Officers of the Trust is 125 High Street, Boston, MA 02110-2301.

The Trust’s Statement of Additional Information (SAI) contains additional information about the Trustees. To request a free copy, call the Trust at 800-225-6704 or visit our website at www.northeastinvestors.com.

Name/Age/Service*	Position	Principal Occupation(s) / Other Directorships During the Past Five Years
AFFILIATED TRUSTEES AND FUND OFFICERS
Ernest E. Monrad# Age: 86 Years of Service: 55	Trustee	Trustee of Northeast Investors Trust; Director of New America High Income Fund, Inc. (until Jan. 2013); Chairman of Sippican Capital Advisors
Bruce H. Monrad# Age: 54 Years of Service: 23	Trustee and Chairman	Trustee and Chairman of Northeast Investors Trust
Gordon C Barrett Age: 59 Years of Service: 28	Executive Vice President and Chief Financial Officer	Chief Financial Officer of Northeast Investors Trust; President of Sippican Capital Advisors
David A. Randall Age: 49 Years of Service: 16	Chief Compliance Officer	Officer of Northeast Investors Trust

INDEPENDENT TRUSTEES
Peter J. Blampied Age: 74 Years of Service: 16	Trustee	Director of A.W. Perry, Inc.
George P. Beal Age: 63 Years of Service: 12	Trustee	Managing Partner, Boston Family Office, LLC; Director and Trustee of Breckinridge Capital Advisors
Charles R. Daugherty Age: 63 Years of Service: 12	Trustee	Managing Partner, Stanwich Advisors, LLC

*	The Trustees serve until their resignation or either the appointment or election of a successor, and the Officers serve at the pleasure of the Trustees.
#	Ernest E. Monrad and Bruce H. Monrad are father and son respectively.

Trustees

Ernest E. Monrad	Bruce H. Monrad
Peter J. Blampied	George P. Beal
Charles R. Daugherty

Officers

Bruce H. Monrad, Chairman

Gordon C. Barrett, Executive Vice President & Chief Financial Officer

David A. Randall, Vice President & Chief Compliance Officer

Chapin P. Mechem, Vice President

Matthew D. Fratolillo, Vice President

Joseph R. Morrison, Vice President

Nancy A. Holler, Assistant Vice President

Custodian

State Street Bank & Trust Co.

1 Iron Street

Boston, Massachusetts 02110

Legal Counsel

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

One Financial Center

Boston, Massachusetts 02111

Transfer Agent

Northeast Investors Trust

125 High St.

Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

RSM US LLP

80 City Square

Boston, MA 02129

This report is prepared for the information of the shareholders of Northeast Investors Trust and must not be given to others unless preceded or accompanied by a copy of the current Prospectus by which all offerings of the Trust shares are made. It should be noted in reading this report and the letter to shareholders that the record of past performance is not a representation as to the Trust’s future performance, and that the Trust’s investments are subject to market risks.

For a free copy of the Trust’s proxy voting guidelines or information on how the Trust voted proxies during the most recent 12 month period ended on June 30 visit www.northeastinvestors.com, call 1-800-225-6704 or visit the Securities and Exchange Commission (SEC)’s web site at www.sec.gov.

Shares of the Trust are sold to investors at net asset value by

Northeast Investors Trust

125 High St.

Boston, Massachusetts 02110

(800) 225-6704

The share price for Northeast Investors Trust is made available at www.northeastinvestors.com or by calling 800-225-6704.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. A copy of the code of ethics updated to July 27, 2016 is filed as Exhibit 12(a)(1) to this report. The registrant did not make any amendments to the code of ethics during the covered period other than as reflected in Exhibit 12(a)(1). The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

Item 3. Audit Committee Financial Expert.

The registrant does not have an Audit Committee Financial Expert. Although the members of the registrant’s Audit Committee have a variety of business and investment experience, none of them has been determined to meet the technical qualifications required in order to meet the definition of an Audit Committee Financial Expert under this Item. Certain of the registrant’s trustees who are considered to be “interested persons” as defined in Section 2(a)(19) under the Investment Company of 1940, as amended, do possess such qualifications, but it has been determined that the Audit Committee should consist entirely of independent trustees. The Audit Committee, under its charter, has the ability to retain independent advisers if it deems it necessary or appropriate without the need to seek approval from the management of the Trust.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for the registrant’s fiscal years ended September 30, 2016 and September 30, 2015 for professional services rendered by the registrant’s principal accountant for the audit of its annual financial statements or services that are normally provided by such accountant in connection with statutory and regulatory filings were $68,000 and $127,650 respectively.

(b) Audit-Related Fees. The aggregate fees billed for the registrant’s fiscal years ended September 30, 2016 and September 30, 2015 for assurance and related services by the registrant’s principal accountant reasonably related to the performance of the audit of the registrant’s financial statements and not reported under Paragraph (a) of this Item were $40,000 and $72,850 respectively. Such services consisted of a report of the Trust’s transfer agent’s internal controls pursuant to rule 17AD-13, semi-annual report review and a report on the Trust’s antimoney laundering controls and policies.

(c) Tax Fees. The aggregate fees billed in the registrant’s fiscal years ended September 30, 2016 and September 30, 2015 for professional services rendered by the registrant’s principal accountant for tax matters were $8,750 and $13,000 respectively. Such services consisted of the preparation of the registrant’s federal income and excise tax returns.

(d) Other Fees. During the fiscal years ended September 30, 2016 and September 30, 2015 the aggregate fees billed for other services rendered by the registrant’s principal accountant were $0.

(e) It is the registrant’s policy that all audit and non-audit services provided by the registrant’s principal accountants be approved in advance by the Audit Committee, and all of the services described in Paragraphs (a)—(d) of this item were so approved.

(f) The registrant has been advised by its independent accountants that less than 50% of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for its fiscal year ended September 30, 2016 were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees.

(g) Not applicable to the registrant.

(h) Not applicable to the registrant

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments

Enclosed as part of Item 1 Above.

Securities reflected in the Schedule of Assets may be pledged as collateral to secure the Trust’s bank borrowings.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9. Purchase of Equity Securities by Closed-End Management Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes with respect to procedures for shareholders to recommend nominees for Trustee from the disclosure contained in the registrant’s Proxy Statement for its Meeting of Beneficaries convened on May 16, 2005.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and financial officers, after evaluating the effectiveness of the Company’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended), have concluded that, based on such evaluation, the registrant’s disclosure controls and procedures were effective as of a date within 90 days of the filing of this report.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers

(a)	99.CERT—Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)	99.906CERT—A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northeast Investors Trust

By (Signature and Title)

Bruce H. Monrad
Chairman
(principal executive officer)
Date: December 2, 2016

By (Signature and Title)

Gordon C. Barrett
Treasurer
(principal financial officer)

Date: December 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

Bruce H. Monrad
Chairman
(principal executive officer)

Date: December 2, 2016

By (Signature and Title)

Gordon C. Barrett
Treasurer
(principal financial officer)

Date: December 2, 2016